SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      July 14, 2003
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________
























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Item 5.      Other Events.

              Incorporated by reference is a press release issued by the Registrant on July 14, 2003, attached as Exhibit 01, providing information concerning a land sale in Lee County by its subsidiary Alico/Agri, LTD.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued July 14, 2003.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 						            /s/ W. BERNARD LESTER
July 14     , 2003                         By________________________________
__________________			         W. Bernard Lester, President
Date						         (Signature)

EXHIBIT INDEX



Exhibit
Number	    Description

01          Press release issued July 14, 2003

FOR IMMEDIATE RELEASE

Contact:	Dick Klaas, Vice President
		Florida Real Estate Consultants, Inc.

ALICO/AGRI, LTD. COMPLETES SALE OF 313 ACRES NEAR
FLORIDA GULF COAST UNIVERSITY


La Belle, FL. (July 14, 2003) - Ben Hill Griffin III, Chief Executive Officer and Chairman of the Board of Alico, Inc. (ALCO), announced today that Alico/ Agri, Ltd., a wholly owned subsidiary of Alico, Inc., has completed the sale of 313 acres in Lee County, Florida to Airport Interstate Associates, LLC. The sales price of the property was $9.7 million and will generate an $8.2 million gain that will be recognized in the fourth quarter of fiscal 2003.

The property is located approximately 1/4 mile north of Alico Road along the new Ben Hill Griffin Parkway extension.